Exhibit 10.3

                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT, dated as of March 12, 2004, between FARADAY FINANCIAL, INC., a Delaware corporation (the "Lender"), and VIDEO INTERNET BROADCASTING CORPORATION, a Washington corporation (hereinafter, the "Company").

         WHEREAS, the Company has entered into a Loan Agreement, dated as of March 23, 2004 (as amended and in effect from time to time, the "Loan Agreement"), with the Lender, pursuant to which the Lender, subject to the terms and conditions contained therein, has made loans to the Company; and

         WHEREAS, as a condition to the Lender's making any loans to the Company under the Loan Agreement, the Company is required to execute and deliver to the Lender a security agreement in substantially the form hereof; and

         WHEREAS, the Company wishes to grant a security interest in favor of the Lender as herein provided.

         NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Loan Agreement. The term "State", as used herein, means the State of Washington. All terms defined in the Uniform Commercial Code of the State and used herein shall have the same definitions herein as specified therein. However, if a term is defined in
Article 9 of the Uniform Commercial Code of the State differently than in another Article of the Uniform Commercial Code of the State, the term has the meaning specified in Article 9. The term "Obligations"; as used herein, means all of the indebtedness, obligations and liabilities of the Company to the Lender, individually or collectively, whether direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising under or in respect of the Loan Agreement, any promissory notes or other instruments or agreements executed and delivered pursuant thereto or in connection therewith or this Agreement, and the term "Event of Default"; as used herein, means the failure of the Company to pay or perform any of the Obligations as and when due to be paid or performed under the terms of the Loan Agreement.

         2. Grant of Security Interest. The Company hereby grants to the Lender, to secure the payment and performance in full of all of the Obligations, a security interest in and pledges and assigns to the Lender the following properties, assets and rights of the Company, wherever located, whether now owned or hereafter acquired or arising, and all cash and non-cash proceeds and products thereof (all of the same being hereinafter called the "Collateral"): all personal and fixture property of every kind and nature including without limitation all goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents (negotiable and nonnegotiable), accounts (including health-care-insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, letters-of-credit, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, oil, gas and other minerals, and all general intangibles (including all payment intangibles). The Lender acknowledges that the attachment of its security interest in any commercial tort claim as original collateral is subject to the Company's compliance with Section 4.7.

         3. Authorization to File Financing Statements. The Company hereby irrevocably authorizes the Lender at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i)

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as all assets of the Company or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of
Article 9 of the Uniform Commercial Code of the State or such jurisdiction, or
(ii) as being of an equal or lesser scope or with greater detail, and (b) provide any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State or such other jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Company is an organization, the type of organization and any organization identification number issued to the Company and, (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. The Company agrees to furnish any such information to the Lender promptly upon the Lender's request. The Company also ratifies its authorization for the Lender to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

         4. Other Actions. Further to insure the attachment, perfection and first priority of, and the ability of the Lender to enforce, the Lender's security interest in the Collateral, the Company agrees, in each case at the Company's expense, to take the following actions with respect to the following Collateral and without limitation on the Company's other obligations contained in this Agreement:

                  4.1. Promissory Notes and Tangible Chattel Paper. If the Company shall at any time hold or acquire any promissory notes or tangible chattel paper, the Company shall forthwith endorse, assign and deliver the same to the Lender, accompanied by such instruments of transfer or assignment duly executed in blank as the Lender may from time to time specify.

                  4.2. Deposit Accounts. For each deposit account that the Company at any time opens or maintains, the Company shall, at the Lender's request and option, pursuant to an agreement in form and substance satisfactory to the Lender, either (a) cause the depository bank to agree to comply, without further consent of the Company, at any time with instructions from the Lender to such depository bank directing the disposition of funds from time to time credited to such deposit account, or (b) arrange for the Lender to become the customer of the depository bank with respect to the deposit account, with the Company being permitted, only with the consent of the Lender, to exercise rights to withdraw funds from such deposit account. The provisions of this paragraph shall not apply to (i) any deposit account for which the Company, the depository bank and the Lender have entered into a cash collateral agreement specially negotiated among the Company, the depository bank and the Lender for the specific purpose set forth therein, (ii) a deposit account for which the Lender is the depository bank and is in automatic control, and (iii) any deposit accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of the Company's salaried employees

                  4.3. Investment Property. If the Company shall at any time hold or acquire any certificated securities, the Company shall forthwith endorse, assign and deliver the same to the Lender, accompanied by such instruments of transfer or assignment duly executed in blank as the Lender may from time to time specify. If any securities now or hereafter acquired by the Company are uncertificated and are issued to the Company or its nominee directly by the issuer thereof, the Company shall immediately notify the Lender thereof and, at the Lender's request and option, pursuant to an agreement in form and substance satisfactory to the Lender, either (a) cause the issuer to agree to comply, without further consent of the Company or such nominee, at any time with instructions from the Lender as to such securities, or (b) arrange for the Lender to become the registered owner of the securities. If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by the Company are held by the Company or its nominee through a securities intermediary or commodity intermediary, the Company shall immediately notify the Lender thereof and, at the Lender's request and option, pursuant to an agreement in form and substance satisfactory to the Lender, either (i) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply, in each case without further consent of the Company or such nominee, at any time with entitlement orders or other instructions from the Lender to such securities intermediary as to such securities or other investment property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Lender to such commodity intermediary, or (ii) in the case of financial assets or other investment property held through a securities intermediary, arrange for the Lender to become the entitlement holder with respect to such investment property, with the Company being permitted, only with the consent of the Lender, to exercise rights to withdraw or otherwise deal with such investment property.

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The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which the Lender is the securities intermediary.

                  4.4. Collateral in the Possession of a Bailee. If any Collateral is at any time in the possession of a bailee, the Company shall promptly notify the Lender thereof and, at the Lender's request and option, shall promptly obtain an acknowledgement from the bailee, in form and substance satisfactory to the Lender, that the bailee holds such Collateral for the benefit of the Lender and such bailee's agreement to comply, without further consent of the Company, at any time with instructions of the Lender as to such Collateral.

                  4.5. Electronic Chattel Paper and Transferable Records. If the Company at any time holds or acquires an interest in any electronic chattel paper or any "transferable record," as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in ss.16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, the Company shall promptly notify the Lender thereof and, at the request and option of the Lender, shall take such action as the Lender may reasonably request to vest in the Lender control, under ss.9-105 of the Uniform Commercial Code, of such electronic chattel paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, ss.16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.

                  4.6. Letter-of-credit Rights. If the Company is at any time a beneficiary under a letter of credit now or hereafter, the Company shall promptly notify the Lender thereof and, at the request and option of the Lender, the Company shall, pursuant to an agreement in form and substance satisfactory to the Lender, either (i) arrange for the issuer and any confirmer or other nominated person of such letter of credit to consent to an assignment to the Lender of the proceeds of the letter of credit or (ii) arrange for the Lender to become the transferee beneficiary of the letter of credit, with the Lender agreeing, in each case, that the proceeds of the letter to credit are to be applied to the outstanding Obligation.

                  4.7 Commercial Tort Claims. If the Company shall at any time hold or acquire a commercial tort claim, the Company shall immediately notify the Lender in a writing signed by the Company of the particulars thereof and grant to the Lender in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Lender.

                  4.8. Other Actions as to any and all Collateral. The Company further agrees, upon request of the Lender and at the Lender's option, to take any and all other actions as the Lender may determine to be necessary or useful for the attachment, perfection and first priority of, and the ability of the Lender to enforce, the Lender's security interest in any and all of the Collateral, including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code, to the extent, if any, that the Company's signature thereon is required therefor, (b) causing the Lender's name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Lender to enforce, the Lender's security interest in such Collateral, (c) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Lender to enforce, the Lender's security interest in such Collateral, (d) obtaining governmental and other third party waivers, consents and approvals in form and substance satisfactory to the Lender, including, without limitation, any consent of any licensor, lessor or other person obligated on Collateral, (e) obtaining waivers from mortgagees and landlords in form and substance satisfactory to the Lender and (f) taking all actions under any earlier versions of the Uniform Commercial Code or under any other law, as reasonably determined by the Lender to be applicable in any relevant Uniform Commercial Code or other jurisdiction, including any foreign jurisdiction.

         5. Relation to Other Security Documents. The provisions of this Agreement supplement the provisions of any real estate mortgage or deed of trust

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granted by the Company to the Lender and which secures the payment or performance of any of the Obligations. Nothing contained in any such real estate mortgage or deed of trust shall derogate from any of the rights or remedies of the Lender hereunder.

                  5.1. Patent and Trademark Assignments. Concurrently herewith the Company is executing and delivering to the Lender the Patent Assignment and the Trademark Assignment pursuant to which the Company is assigning to the Lender certain Collateral consisting of patents and patent rights and trademarks, service marks and trademark and service mark rights, together with the goodwill appurtenant thereto. The provisions of the Patent Assignment and the Trademark Assignment are supplemental to the provisions of this Agreement, and nothing contained in the Patent Assignment or the Trademark Assignment shall derogate from any of the rights or remedies of the Lender hereunder. Neither the delivery of, nor anything contained in, the Patent Assignment or the Trademark Assignment shall be deemed to prevent or postpone the time of attachment or perfection of any security interest in such Collateral created hereby.

                  5.2. Copyright Memorandum. Concurrently herewith the Company is executing and delivering to the Lender for recording in the United States Copyright Office (the "Copyright Office') a Memorandum of Grant of Security Interest in Copyrights. The Company represents and warrants to the Lender that such Memorandum identifies all now existing material copyrights and other rights in and to all material copyrightable works of the Company, identified, where applicable, by title, author and/or Copyright Office registration number and date. The Company represents and warrants to the Lender that it has registered all material copyrights with the Copyright Office, as identified in such Memorandum. The Company covenants, promptly following the Company's acquisition thereof, to provide to the Lender like identifications of all material copyrights and other rights in and to all material copyrightable works hereafter acquired by the Company, to register such copyrights with Copyright Office and to execute and deliver to the Lender a supplemental Memorandum of Grant of Security Interest in Copyrights, in form and substance satisfactory to Lender, modified to reflect such subsequent acquisitions and registrations.

         6. Representations and Warranties Concerning Company's Legal Status. The Company has previously delivered to the Lender a certificate signed by the Company and entitled "Perfection Certificate" (the "Perfection Certificate"). The Company represents and warrants to the Lender as follows: (a) the Company's exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (b) the Company is an organization of the type, and is organized in the jurisdiction, set forth in the Perfection Certificate, (c) the Perfection Certificate accurately sets forth the Company's organizational identification number or accurately states that the Company has none, (d) the Perfection Certificate accurately sets forth the Company's place of business or, if more than one, its chief executive office, as well as the Company's mailing address, if different, (e) all other information set forth on the Perfection Certificate pertaining to the Company is accurate and complete and (f) there has been no change in any of such information since the date on which the Perfection Certificate was signed by the Company.

         7. Covenants Concerning Company's Legal Status. The Company covenants with the Lender as follows: (a) without providing at least 30 days prior written notice to the Lender, the Company will not change its name, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one, (b) if the Company does not have an organizational identification number and later obtains one, the Company will forthwith notify the Lender of such organizational identification number, and (c) the Company will not change its type of organization, jurisdiction of organization or other legal structure.

         8. Representations and Warranties Concerning Collateral, Etc. The Company further represents and warrants to the Lender as follows: (a) the Company is the owner of the Collateral, free from any right or claim of any person or any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement, (b) none of the Collateral constitutes, or is the proceeds of, "farm products" as defined in ss.9-102(a)(34) of the Uniform Commercial Code of the State, (c) none of the account debtors or other persons obligated on any of the Collateral is a governmental authority covered by the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral, (d) the

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Company holds no commercial tort claim except as indicated on the Perfection
Certificate, and (e) the Company has at all times operated its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, (f) all other information set forth on the Perfection Certificate pertaining to the Collateral is accurate and complete, and (g) there has been no change in any of such information since the date on which the Perfection Certificate was signed by the Company.

         9. Covenants Concerning Collateral, Etc. The Company further covenants with the Lender as follows: (a) the Collateral, to the extent not delivered to the Lender pursuant to ss.4, will be kept at those locations listed on the Perfection Certificate and the Company will not remove the Collateral from such locations, without providing at least 30 days prior written notice to the Lender, (b) except for the security interest herein granted, the Company shall be the owner of the Collateral free from any right or claim of any other person or any lien, security interest or other encumbrance, and the Company shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Lender, (c) the Company shall not pledge, mortgage or create, or suffer to exist any right of any person in or claim by any person to the Collateral, or any security interest, lien or other encumbrance in the Collateral in favor of any person, other than the Lender, (d) the Company will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon, (e) the Company will permit the Lender, or its designee, to inspect the Collateral at any reasonable time, wherever located, (f) the Company will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement, (g) the Company will continue to operate its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, and (h) the Company will not sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein except for sales of inventory in the ordinary course of business.

         10. Insurance.

                  10.1. Maintenance of Insurance. The Company will maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas. Such insurance shall be in such minimum amounts that the Company will not be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Lender. In addition, all such insurance shall be payable to the Lender as loss payee. Without limiting the foregoing, the Company will (i) keep all of its physical property insured with casualty or physical hazard insurance on an "all risks" basis, with broad form flood and earthquake coverages and electronic data processing coverage, with a full replacement cost endorsement and an "agreed amount" clause in an amount equal to 100% of the full replacement cost of such property, (ii) maintain all such workers' compensation or similar insurance as may be required by law and (iii) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death or property damage occurring, on, in or about the properties of the Company; business interruption insurance; and product liability insurance.

                  10.2. Insurance Proceeds. The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with an interest having priority in the property covered thereby, (i) so long as no Default or Event of Default has occurred and is continuing and to the extent that the amount of such proceeds is less than $1,500, be disbursed to the Company for direct application by the Company solely to the repair or replacement of the Company's property so damaged or destroyed and (ii) in all other circumstances, be held by the Lender as cash collateral for the Obligations. The Lender may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as the Lender may reasonably

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prescribe, for direct application by the Company solely to the repair or replacement of the Company's property so damaged or destroyed, or the Lender may apply all or any part of such proceeds to the Obligations.

                  10.3. Continuation of Insurance. All policies of insurance shall provide for at least 90 days prior written cancellation notice to the Lender. In the event of failure by the Company to provide and maintain insurance as herein provided, the Lender may, at its option, provide such insurance and charge the amount thereof to the Company. The Company shall furnish the Lender with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.

         11. Collateral Protection Expenses; Preservation of Collateral.

                  11.1. Expenses Incurred by Lender. In the Lender's discretion, if the Company fails to do so, the Lender may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, make repairs thereto and pay any necessary filing fees or insurance premiums. The Company agrees to reimburse the Lender on demand for all expenditures so made. The Lender shall have no obligation to the Company to make any such expenditures, nor shall the making thereof be construed as a waiver or cure any Default or Event of Default.

                  11.2. Lender's Obligations and Duties. Anything herein to the contrary notwithstanding, the Company shall remain obligated and liable under each contract or agreement comprised in the Collateral to be observed or performed by the Company thereunder. The Lender shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Lender of any payment relating to any of the Collateral, nor shall the Lender be obligated in any manner to perform any of the obligations of the Company under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Lender in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Lender or to which the Lender may be entitled at any time or times. The Lender's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under ss.9-207 of the Uniform Commercial Code of the State or otherwise, shall be to deal with such Collateral in the same manner as the Lender deals with similar property for its own account.

         12. Securities and Deposits. The Lender may at any time, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations. Whether or not any Obligations are due, the Lender may demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Lender to the Company may at any time be applied to or set off against any of the Obligations.

         13. Notification to Account Debtors and Other Persons Obligated on Collateral. The Company shall, at the request and option of the Lender, notify account debtors and other persons obligated on any of the Collateral of the security interest of the Lender in any account, chattel paper, general intangible, instrument or other Collateral and that payment thereof is to be made directly to the Lender or to any financial institution designated by the Lender as the Lender's agent therefor, and the Lender may itself, without notice to or demand upon the Company, so notify account debtors and other persons obligated on Collateral. After the making of such a request or the giving of any such notification, the Company shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Company as trustee for the Lender without commingling the same with other funds of the Company and shall turn the same over to the Lender in the identical form received, together with any necessary endorsements or assignments. The Lender shall apply the proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Lender to the Obligations, such proceeds to be immediately credited after final payment in cash or other immediately available funds of the items giving rise to them.

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         14. Power of Attorney

                  14.1. Appointment and Powers of Lender. The Company hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Company or in the Lender's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the Company, without notice to or assent by the Company, to do the following:

                           (a) to sell, transfer, pledge, make any agreement
with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State and as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do, at the Company's expense, at any time, or from time to time, all acts and things which the Lender deems necessary or useful to protect, preserve or realize upon the Collateral and the Lender's security interest therein, in order to effect the intent of this Agreement, all no less fully and effectively as the Company might do, including, without limitation, (i) the filing and prosecuting of registration and transfer applications with the appropriate federal, state or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (ii) upon written notice to the Company, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Lender so elects, with a view to causing the liquidation of assets of the issuer of any such securities and (iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

                           (b) to the extent that the Company's authorization
given in Section 3 is not sufficient, to file such financing statements with respect hereto, with or without the Company's signature, or a photocopy of this Agreement in substitution for a financing statement, as the Lender may deem appropriate and to execute in the Company's name such financing statements and amendments thereto and continuation statements which may require the Company's signature.

                  14.2. Ratification by Company. To the extent permitted by law, the Company hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and is irrevocable.

                  14.3. No Duty on Lender. The powers conferred on the Lender hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Lender shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Company for any act or failure to act, except for the Lender's own gross negligence or willful misconduct.

         15. Rights and Remedies. If an Event of Default shall have occurred and be continuing, the Lender, without any other notice to or demand upon the Company, shall have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of the State and any additional rights and remedies as may be provided to a secured party in any jurisdiction in which Collateral is located, including, without limitation, the right to take possession of the Collateral, and for that purpose the Lender may, so far as the Company can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Lender may in its discretion require the Company to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of the Company's principal office(s) or at such other locations as the Lender may reasonably designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Lender shall give to the Company at least five Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The Company hereby

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acknowledges that five Business Days prior written notice of such sale or sales shall be reasonable notice. In addition, the Company waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Lender's rights and remedies hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

         16. Standards for Exercising Rights and Remedies. To the extent that applicable law imposes duties on the Lender to exercise remedies in a commercially reasonable manner, the Company acknowledges and agrees that it is not commercially unreasonable for the Lender (a) to fail to incur expenses reasonably deemed significant by the Lender to prepare Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as the Company, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure the Lender against risks of loss, collection or disposition of Collateral or to provide to the Lender a guaranteed return from the collection or disposition of Collateral, or (1) to the extent deemed appropriate by the Lender, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Lender in the collection or disposition of any of the Collateral. The Company acknowledges that the purpose of this Section 16 is to provide non-exhaustive indications of what actions or omissions by the Lender would fulfill the Lender's duties under the Uniform Commercial Code of the State or any other relevant jurisdiction in the Lender's exercise of remedies against the Collateral and that other actions or omissions by the Lender shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section 16. Without limitation upon the foregoing, nothing contained in this Section 16 shall be construed to grant any rights to the Company or to impose any duties on the Lender that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 16.

         17. No Waiver by Lender, etc. The Lender shall not be deemed to have waived any of its rights and remedies in respect of the Obligations or the Collateral unless such waiver shall be in writing and signed by the Lender. No delay or omission on the part of the Lender in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies of the Lender with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Lender deems expedient.

         18. Suretyship Waivers by Company. The Company waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, the Company assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Lender may deem advisable. The Lender shall have no duty as to the collection or protection of the Collateral or any income therefrom, the preservation of rights against prior parties, or the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in
Section 11.2. The Company further waives any and all other suretyship defenses.

         19. Marshalling. The Lender shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, the Company hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Lender's rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Company hereby irrevocably waives the benefits of all such laws.

         20. Proceeds of Dispositions; Expenses. The Company shall pay to the Lender on demand any and all expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Lender in protecting, preserving or enforcing the Lender's rights and remedies under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale or other disposition of Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as the Lender may determine, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Sections 9-608(a)(1)(C) or 9-615(a)(3) of the Uniform Commercial Code of the State, any excess shall be returned to the Company. In the absence of final payment and satisfaction in full of all of the Obligations, the Company shall remain liable for any deficiency.

         21. Overdue Amounts. Until paid, all amounts due and payable by the Company hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest 18% per annum.

         22. Governing Law; Consent to Jurisdiction. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF UTAH. The Company agrees that any action or claim arising out of any dispute in connection with this Agreement, any rights or obligations hereunder or the performance or enforcement of such rights or obligations may be brought in the courts of the State or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Company by mail at the address specified in Section 10 of the Loan Agreement. The Company hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

         23. Waiver of Jury Trial. THE COMPANY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OR ENFORCEMENT OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Company waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Company (i) certifies that neither the Lender nor any representative, agent or attorney of the Lender has represented, expressly or otherwise, that the Lender would not, in the event of litigation, seek to enforce the foregoing waivers or other waivers contained in this Agreement and
(ii) acknowledges that, in entering into the Loan Agreement, the Lender is relying upon, among other things, the waivers and certifications contained in this Section 23.

         24. Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of the Lender and its successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Company acknowledges receipt of a copy of this Agreement.

                            [signature page follows]

         IN WITNESS WHEREOF, intending to be legally bound, the Company has caused this Agreement to be duly executed as of the date first above written.

                                         VIDEO INTERNET BROADCASTING CORPORATION


                                         By: /s/ M.W. Devine
                                            ---------------------------------
                                         Title: President

ACCEPTED:

FARADAY FINANCIAL, INC.


By: /s/ Frank Gillen
   ------------------------
Title: President



                          CERTIFICATE OF ACKNOWLEDGMENT

STATE OF WASHINGTON                 )
                                    ss.
COUNTY OF                           )

         Before me, the undersigned, a Notary Public in and for the county aforesaid, on this __ day of March, 2004, personally appeared M.W. Devine to me known personally, and who, being by me duly sworn, deposes and says that he is the president of VIEDO INTERNET BROADCASTING CORPORATION, and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said President acknowledged said instrument to be the free act and deed of said corporation.


                                                  /s/
                                                ------------------------------
                                                 Notary Public
                                                 My commission expires:

                             PERFECTION CERTIFICATE

                           (UCC Financing Statements)

         The undersigned, the __________________ and the _______________________
of VIDEO INTERNET BROADCASTING CORPORATION, a Washington corporation (the "Company"), hereby certifies, with reference to a certain Security Agreement, dated as of March ___, 2004 (terms defined in such Security Agreement having the same meanings herein as specified therein), between the Company and FARADAY FINANCIAL, INC., a Delaware corporation (the "Lender"), to the Lender as follows:

         1. Name. The exact legal name of the Company as that name appears on its Articles of Incorporation is as follows:

         2. Other Identifying Factors.

                  (a) The following is the mailing address of the Company:

                  (b) If different from its mailing address, the Company's place of business or, if more than one, its chief executive office is located at the following address:

              Address                  County                      State
              -------                  ------                      -----



                  (c) The following is the type of organization of the Company:

                  (d) The following is the jurisdiction of the Company's organization:

                  (e) The following is the Company's state issued organizational identification number [state "None" if the state does not issue such a number]:


         3. Other Names, Etc.

                  (a) The following is a list of all other names (including trade names or similar appellations) used by the Company, or any other business or organization to which the Company became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years:

                  (b) Attached hereto as Schedule 3 is the information required in Section 2 for any other business or organization to which the Company became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years:


         4. Other Current Locations.

                  (a) The following are all other locations in the United States of America in which the Company maintains any books or records relating to any of the Collateral consisting of accounts, instruments, chattel paper, general intangibles or mobile goods:

              Address                  County                      State
              -------                  ------                      -----



                  (b) The following are all other places of business of the Company in the United States of America:

              Address                  County                      State
              -------                  ------                      -----


                  (c) The following are all other locations in the United States of America where any of the Collateral consisting of inventory or equipment is located:

              Address                  County                      State
              -------                  ------                      -----


                  (d) The following are the names and addresses of all persons or entities other than the Company, such as lessees, consignees, warehousemen or purchasers of chattel paper, which have possession or are intended to have possession of any of the Collateral consisting of instruments, chattel paper, inventory or equipment:

      Name and Mailing Address              County                State
      ------------------------              ------                -----



         5. Prior Locations.

                  (a) Set forth below is the information required by Section 4(a) or (b) with respect to each location or place of business previously maintained by the Company at any time during the past five years in a state in which the Company has previously maintained a location or place of business at any time during the past four months:

              Address                  County                      State
              -------                  ------                      -----


                  (b) Set forth below is the information required by Section 4(c) or (d) with respect to each other location at which, or other person or entity with which, any of the Collateral consisting of inventory or equipment has been previously held at any time during the past twelve months:

              Address                  County                      State
              -------                  ------                      -----


         6. Fixtures. Attached hereto as Schedule 6 is the information required by UCC ss.9-502(b) or former UCC ss.9-402(5) of each state in which any of the Collateral consisting of fixtures are or are to be located and the name and address of each real estate recording office where a mortgage on the real estate on which such fixtures are or are to be located would be recorded.


         7. Unusual Transactions. Except for those purchases, acquisitions and other transactions described on Schedule 3 or on Schedule 7 attached hereto, all of the Collateral has been originated by the Company in the ordinary course of the Company's business or consists of goods which have been acquired by the Company in the ordinary course from a person in the business of selling goods of that kind.

         8. File Search Reports. Attached hereto as Schedule 8(A) is a true copy of a file search report from the Uniform Commercial Code filing officer (or, if such officer does not issue such reports, from an experienced Uniform Commercial Code search organization acceptable to the Lender) (i) in each jurisdiction identified in Section 2(d) or in Sections 4 or 5 with respect to each name set forth in Section 1 or 3, (ii) from each filing officer in each real estate recording office identified on Schedule 6 with respect to real estate on which Collateral consisting of fixtures are or are to be located and (iii) in each jurisdiction in which any of the transactions described in Schedule 3 or 7 took place with respect to the legal name of the person from which the Company purchased or otherwise acquired any of the Collateral. Attached hereto as
Schedule 8(B) is a true copy of each financing statement or other filing identified in such file search reports.

         9. UCC Filings. A duly authorized financing statement, in a form acceptable to the Lender and containing the indication of the Collateral set forth on Schedule 9(A) has been duly filed in the central Uniform Commercial Code filing office in the jurisdiction identified in Section 2(d) and in each real estate recording office referred to on Schedule 6 hereto. Attached hereto as Schedule 9(B) is a true copy of each such filing duly acknowledged or otherwise identified by the filing office. All filing fees and taxes payable in connection with the filings described in this Section 9 have been paid.

         IN WITNESS WHEREOF, the undersigned have hereunto signed this Certificate on March 23, 2004.

                                            /s/ M.W. Devine
                                            ------------------------------------
                                            Title:


                                             /s/ W. Kelly Ryan
                                            ------------------------------------
                                            Title: